                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 2, 1998



                            BIOLASE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-19627                 87-0442441
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
Incorporation or Organization)       File Number)         Identification Number)


              981 Calle Amanecer, San Clemente, California  92673
                                 (949) 361-1200
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                          Principal Executive Offices)

Item 2.        Acquisition or Disposition of Assets.
-------        -------------------------------------

          On July 2, 1998, BioLase Technology, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets and assumed certain specified liabilities of Laser Skin Toner, Inc., a Missouri corporation ("LSTI") (the "Acquisition"). The assets acquired relate primarily to LSTI's proprietary laser-based technology providing non-invasive laser treatment in the field of aesthetic skin rejuvenation, including all intellectual property rights (consisting of patents, patent applications, a trademark application and certain know-how) (the "Assets").

          As consideration for the Assets, the Company issued to LSTI an aggregate of 1,600,000 authorized but previously unissued shares of the Company's Common Stock, $.001 par value (the "Shares"), 1,417,120 of which were delivered to LSTI at the closing of the Acquisition. The remaining 182,880 Shares (the "Performance Shares") were issued in the name of LSTI, but will be retained by the Company pending the achievement by the business based on the Assets of specified performance objectives. The number of Shares to be issued in the transaction was determined by the Company based upon negotiations between LSTI and the Company regarding the respective value of the Assets and the Shares. The Company has agreed to register under the Securities Act of 1933, as amended, under certain conditions, no less than one-half of the Shares then held by LSTI or its shareholders.

          The Assets were being developed by LSTI, an early stage development company, for applications including use in the field of aesthetic skin rejuvenation. The Company intends, once commercial development has been achieved, to manufacture and market the laser Skin Toner system based on the Assets in such field through its newly formed Aesthetics Division, which also includes the Company's patented DermaLase(TM) HydroKinetic(TM) System and Lazer ToothBrush(TM).

          The Company and Terry A. Fuller, Ph.D., President and CEO and a principal shareholder of LSTI, have agreed to negotiate in good faith with a view towards a definitive agreement establishing an ongoing relationship that would include granting the Company a right of first refusal to technology developed by Dr. Fuller with potential applications in aesthetics and cutaneous surgery.

          Pursuant to a separate agreement, the Company also issued 50,000 shares of its Common Stock to O'Donnell Eye Centers Incorporated, a Missouri corporation (OECI), in consideration for the license of technology that is the subject of a pending patent application. Frank O'Donnell, M.D., the Chairman of LSTI, is an officer, director and principal shareholder of OECI.

Item 7.        Financial Statements and Exhibits.
------         ----------------------------------

          (a)  Financial statements of businesses acquired.

               Audited balance sheets of LSTI at December 31, 1996 and 1997 and related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997, and the audited balance sheet of LSTI at March 31, 1998 and the related audited statement of operations, stockholders' equity and cash flows for the three months then ended, are included herewith.

                                                    INDEPENDENT AUDITORS' REPORT




Board of Directors
Laser Skin Toner, Inc.
St. Louis, Missouri

We have audited the accompanying balance sheets of Laser Skin Toner, Inc., a development stage company, as of March 31, 1998 and December 31, 1997, 1996, and 1995, and the related statements of operations, changes in stockholders' deficit, and cash flows for the three months and the years then ended, respectively. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Laser Skin Toner, Inc., a development stage company, at March 31, 1998 and December 31, 1997, 1996, and 1995 and the results of its operations and its cash flows for the three months and the years then ended, respectively, in conformity with generally accepted accounting principles.


/s/ Stone Carlie & Company, L.L.C.


June 25, 1998
St. Louis, Missouri

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                                BALANCE SHEETS

                                    ASSETS

                                                                                         DECEMBER 31,
                                                         MARCH 31,    ----------------------------------------------
                                                           1998            1997              1996             1995
                                                  ------------------------------------------------------------------
CURRENT ASSETS
 Cash                                                         -         $      52        $   1,551         $   1,713
 Due from affiliated companies                        $  12,089            12,089           10,590            10,590
 Due from stockholder                                     1,938             1,938            1,938             1,938
                                                  ------------------------------------------------------------------
      TOTAL CURRENT ASSETS                               14,027            14,079           14,079            14,241
                                                  ------------------------------------------------------------------

OTHER ASSETS
 Organization costs, net of
   accumulated amortization                                   -                 -            4,064            11,505
                                                  ------------------------------------------------------------------
                                                      $  14,027         $  14,079        $  18,143         $  25,746
                                                  ==================================================================

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
 Notes payable to related parties                     $ 154,452         $ 151,053        $ 138,581         $ 127,139
 Accounts payable - stockholder                          32,577                 -                -                 -
 Due to affiliated company                              344,583           288,556                -                 -
                                                  ------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                         531,612           439,609          138,581           127,139
                                                  ------------------------------------------------------------------

STOCKHOLDERS' DEFICIT
 Common stock - $1 par value; 30,000
   shares authorized; 10,900 shares
   issued and outstanding at March
   31, 1998 and December 31, 1997
   and 500 shares issued and
   outstanding at December 31, 1996
   and 1995                                              10,900            10,900              500               500
 Less:  Stock subscriptions receivable                  (10,900)          (10,900)            (500)             (500)
 Accumulated deficit                                   (120,438)         (120,438)        (120,438)         (101,393)
 Deficit accumulated during the
   development stage                                   (397,147)         (305,092)               -                 -
                                                  ------------------------------------------------------------------
                                                       (517,585)         (425,530)        (120,438)         (101,393)
                                                  ------------------------------------------------------------------
                                                      $  14,027         $  14,079        $  18,143         $  25,746
                                                  ==================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS



                                                       THREE MONTHS
                                                           ENDED             YEARS ENDED DECEMBER 31,           DEVELOPMENT
                                                         MARCH 31,      ------------------------------------       STAGE
                                                           1998             1997         1996         1995        PERIOD *
                                                       ---------------------------------------------------------------------
REVENUES                                                                                            $    890
                                                                                                    --------
EXPENSES
 Research and development expenses                         $ 45,930      $ 192,901            -            -      $ 238,831
 Professional fees                                           19,957         57,521            -            -         77,478
 Interest expense                                             3,399         12,472     $ 11,442       10,498         15,871
 Amortization                                                     -          4,064        7,441        7,441          4,064
 General and administrative expenses                         22,769         38,134          162           64         60,903
                                                       --------------------------------------------------------------------
                                                             92,055        305,092       19,045       18,003        397,147
                                                       --------------------------------------------------------------------

NET LOSS                                                   $(92,055)     $(305,092)    $(19,045)    $(17,113)     $(397,147)
                                                       ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

THREE MONTHS ENDED MARCH 31, 1998 AND YEARS ENDED DECEMBER 31, 1997, 1996, AND
                      1995 AND DEVELOPMENT STAGE PERIOD*


                                                              COMMON STOCK              STOCK                    DEFICIT ACCUMULATED
                                                          -----------------------   SUBSCRIPTIONS   ACCUMULATED  DURING DEVELOPMENT
                                                            STOCK        AMOUNT       RECEIVABLE      DEFICIT           STAGE
                                                          --------------------------------------------------------------------------
BALANCE, December 31, 1994                                     500       $   500        $  (500)     $ (84,280)              -

Net Loss for 1995                                                -             -              -        (17,113)              -
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1995                                     500           500           (500)      (101,393)              -

Net Loss for 1996                                                -             -              -        (19,045)              -
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1996                                     500           500           (500)      (120,438)              -

Common Stock Subscribed in 1997                             10,400        10,400        (10,400)             -               -

Net Loss for 1997                                                -             -              -              -       $(305,092)
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1997                                  10,900        10,900        (10,900)      (120,438)       (305,092)

Net Loss for the Three Months
 Ended March 31, 1998                                            -             -              -              -         (92,055)
                                                          --------------------------------------------------------------------

                                                            10,900       $10,900       $(10,900)     $(120,438)      $(397,147)
                                                          ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS


                                                       THREE MONTHS           YEARS ENDED DECEMBER 31,
                                                        ENDED MARCH     ------------------------------------     DEVELOPMENT
                                                           1998             1997         1996         1995      STAGE PERIOD *
                                                       ---------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                 $(92,055)     $(305,092)    $(19,045)    $(17,113)     $(397,147)
  Adjustments to reconcile net loss to net cash
   provided (used) by operating activities:
     Amortization                                                 -          4,064        7,441        7,441          4,064
     Changes in assets and liabilities:
       Due from affiliated companies                              -         (1,499)           -            -         (1,499)
       Notes payable to related parties                       3,399         12,472       11,442       10,499         15,871
       Accounts payable - stockholder                        32,577              -            -            -         32,577
       Due to affiliated company                             56,027        288,556            -            -        344,583
                                                       --------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
 OPERATING ACTIVITIES                                           (52)        (1,499)        (162)         827         (1,551)
                                                       --------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of amount borrowed from
   affiliated company                                             -              -            -       (5,000)             -
                                                       --------------------------------------------------------------------
NET CASH USED BY FINANCING ACTIVITIES:                            -              -            -       (5,000)             -
                                                       --------------------------------------------------------------------

NET DECREASE IN CASH                                            (52)        (1,499)        (162)      (4,173)        (1,551)

CASH, Beginning of period                                        52          1,551        1,713        5,886          1,551
                                                       --------------------------------------------------------------------

CASH, End of period                                               -      $      52     $  1,551     $  1,713              -
                                                       ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
              MARCH 31, 1998 AND DECEMBER 31, 1997, 1996 AND 1995


NOTE 1 - OPERATIONS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

         OPERATIONS
         The company is a development stage company engaged in the development of a proprietary non-invasive, laser technology for functionally and aesthetically improving the skin. A company related through common ownership has provided substantially all of the funding expended by the company for the research and development of the technology. The development period began in 1997. The company had been inactive in the immediately preceding years.

         The company is currently negotiating the sale of the laser technology it has developed. Under the terms of the proposed sale, the company will receive up to 1,600,000 shares of unregistered common stock of BioLase Technologies, Inc., a publicly traded company based in California. Management expects continued funding from the related company if the sale is not consummated.

         RESEARCH AND DEVELOPMENT COSTS
         Research and development costs are charged to expense as incurred.

         ORGANIZATION COSTS
         Organization costs are amortized over a period of five years under the straight-line method.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------


NOTE 2 - RELATED PARTY TRANSACTIONS

         The amounts due to and from affiliated companies and due from stockholder are unsecured, non-interest bearing loans due on demand.

         The notes payable to related parties are unsecured. Principal and interest at 9% per annum are due on December 31, 1998.

NOTE 3 - INCOME TAXES

         At December 31, 1997, the company has net operating loss carryforwards of $296,760 which are available to offset future taxable income. The loss carryforwards expire at various dates between 2007 and 2012.

         Deferred income taxes are provided for temporary differences between the tax and financial reporting bases of the company's assets and liabilities and for the future tax benefit related to its net operating loss carryforward. Deferred income taxes are based on enacted tax laws and statutory tax rates expected to be in effect in the periods in which the differences or net operating loss are expected to affect taxable income. The differences, which relate to research and development costs and professional fees, as well as the net operating loss would result in deferred tax assets. The deferred tax assets represent the estimated future tax return consequences of the aforementioned items, which will be deductible when the assets are recovered or the net operating loss is utilized. Deferred tax assets are reduced by a valuation allowance when management believes it is more likely than not that the deferred tax assets will not be realized. A valuation allowance has been applied to reduce deferred tax assets to zero as follows:

                                                                         DECEMBER 31,
                                           MARCH 31,    ----------------------------------------------
                                              1998            1997             1996            1995
                                       ---------------------------------------------------------------
Deferred tax
    assets                                  $180,000         $168,000         $48,000          $40,000
Less valuation
    allowance                                180,000          168,000          48,000           40,000
                                       ---------------------------------------------------------------
                                                   -                -               -                -
                                       ===============================================================

--------------------------------------------------------------------------------

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------


NOTE 4 - COMMITMENTS

         In 1997, the company entered into a consulting agreement for advice and assistance in considering a merger, sale of assets or other business combination and for investment banking services in consummating such a transaction. A fee of 200 shares of company stock is payable for the services rendered under the agreement, upon consummation of a sale.

NOTE 5 - SUPPLEMENTAL DISCLOSURE TO STATEMENTS OF CASH
         FLOWS

         In 1997, the company issued common stock for which consideration has not been received. The amount due from the stockholders is reflected as stock subscriptions receivable in the stockholders' deficit section of the balance sheet.


--------------------------------------------------------------------------------

          (b)  Pro forma financial information.

          The pro forma financial information required under this Item will be filed by the Company pursuant to an amendment to this Form 8-K not later than 60 days from the date hereof.

          (c)  Exhibits.

                 Exhibit No.    Description
                 -----------    -----------

                 10.27 Agreement and Plan of Reorganization, dated July 2, 1998, by and among the Company, LSTI, Dr. O'Donnell, Dr. Fuller and Johnny Williams.

                 10.28 Technology License Agreement, dated July 2, 1998, by and between the Company and OECI.

                 23.4           Consent of Stone Carlie & Company, L.L.C.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       REGISTRANT:

                                       BIOLASE TECHNOLOGY, INC.


Date:      July 17, 1998               By:         /s/ Donald A. LaPoint
      --------------------------           -------------------------------------
                                                       Donald A. LaPoint
                                           President and Chief Executive Officer